UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marathon Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MARATHON OIL CORPORATION	Meeting Information Meeting Type: 2010 Annual Meeting of Stockholders For holders as of: March 1, 2010 Date: April 28, 2010 Time: 10:00 a.m. CDT
C/O SHAREHOLDER SERVICES P.O. BOX 4813 HOUSTON, TX 77210-4813	Location:	CONFERENCE CENTER AUDITORIUM MARATHON OIL TOWER 5555 SAN FELIPE ROAD HOUSTON, TX 77056

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

• 2010 Notice of Annual Meeting of Stockholders and Proxy Statement

• 2009 Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you are a holder of record of Marathon common stock, you may vote in person at the meeting. We will provide you a ballot when you arrive.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. If you are a registered holder use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the meeting. If you hold these shares in the Marathon Oil Company Thrift Plan use the internet to transmit your voting instructions and for electronic delivery of information by 11:59 p.m. EDT on April 25, 2010.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Your Board of Directors recommends you vote

“FOR” Items 1(a) through 1(l).

1.	Election of directors for a one-year term expiring
in 2011

NOMINEES:	Your Board of Directors recommends you vote “FOR” Item 2
1(a). 1(b). 1(c). 1(d). 1(e). 1(f). 1(g). 1(h). 1(i). 1(j). 1(k). 1(l).

Gregory H. Boyce

Clarence P. Cazalot, Jr.

David A. Daberko

William L. Davis

Shirley Ann Jackson

Philip Lader

Charles R. Lee

Michael E. J. Phelps

Dennis H. Reilley

Seth E. Schofield

John W. Snow

Thomas J. Usher

2.     Ratification        of        the        appointment       of

        PricewaterhouseCoopers LLP as our independent

        auditor for 2010

Your   Board   of  Directors  recommends   you vote

“AGAINST” Item 3

3.     Stockholder  Proposal  to  amend  our   By-laws to

        lower   the  threshold    for   stockholders   to   call

        special meetings

Your  Board  of  Directors   recommends   you  vote

“AGAINST” Item 4

4.     Stockholder    Proposal   to   adopt  a   policy   for

        ratification      and      approval      of      executive

        compensation policies and practices